Income Taxes	6 Months Ended
Jun. 30, 2013
Income Taxes
11.	INCOME TAXES:

As a REIT, generally the Company will not be subject to federal corporate income taxes on ordinary taxable income and capital gains income from real estate investments that it distributes to its stockholders. The Company will, however, be subject to corporate income taxes on built-in gains (the excess of fair market value over tax basis at January 1, 2013) on the sale of property held by the REIT during the first ten years following the REIT conversion. In addition, the Company will continue to be required to pay federal corporate income taxes on earnings of its taxable REIT subsidiaries (“TRSs”).

For the three months ended June 30, 2013, the Company recorded an income tax benefit of $1.8 million, consisting of a tax benefit of $2.8 million related to the current period operations of the Company, partially offset by discrete expense of $1.0 million related to an increase in deferred tax liabilities associated with the Company’s REIT conversion.

For the six months ended June 30, 2013, the Company recorded an income tax benefit of $68.1 million. This benefit was primarily due to the reversal of $136.5 million in net deferred tax liabilities that are no longer applicable as a result of the Company’s REIT conversion, partially offset by a valuation allowance of $76.1 million on the net deferred tax assets of the TRSs, as further described below. In addition, the Company recorded $6.7 million in tax benefit related primarily to the reversal of liabilities associated with unrecognized tax positions during the six months ended June 30, 2013, as described below. The Company recorded income tax benefit of $1.0 million related to the current period operations of the Company.

As a result of the Company’s conversion to a REIT, certain net deferred tax liabilities related to the real estate of the Company were reversed, as the REIT will generally not pay federal corporate income tax related to those deferred tax liabilities. In addition, the Company assessed the need for a valuation allowance on the net deferred tax assets of the TRSs. Based on the evidence available at June 30, 2013, the Company determined that a valuation allowance of $76.1 million was necessary on certain of its deferred tax assets for federal and state purposes.

The Internal Revenue Service has completed its examination of the Company’s federal income tax returns for fiscal years 2008, 2009 and 2010. As a result, issues related to 2010 and earlier years have been effectively settled. The Company has not been notified of any other federal or state audits. Due to the favorable resolution of the federal examination, the Company’s reserve for unrecognized tax benefits decreased $12.4 million during the six months ended June 30, 2013, of which $4.8 million was recorded as an income tax benefit. In addition, the Company recorded a reduction to the related accrued interest of $2.1 million as an income tax benefit in the six months ended June 30, 2013.

As of June 30, 2013 and December 31, 2012, the Company had $0.8 million and $13.2 million of unrecognized tax benefits, respectively, of which $0.8 million and $6.7 million, respectively, would affect the Company’s effective tax rate if recognized. These liabilities are recorded in other liabilities in the accompanying condensed consolidated balance sheets. The Company estimates the overall decrease in unrecognized tax benefits in the next twelve months will be approximately $0.8 million, mainly due to the expiration of various statutes of limitations. As of June 30, 2013 and December 31, 2012, the Company had accrued $0.1 million and $2.2 million, respectively, of interest and no penalties related to uncertain tax positions.